EX-99.23(h)(48)

                                    AMENDMENT
                                       TO
                            TRANSFER AGENCY AGREEMENT


     AMENDMENT made as of this 3rd day of December, 2007, by and between JNL Series Trust, a Massachusetts business trust (the "Trust"), and Jackson National Asset Management, LLC, a Michigan limited liability company ("JNAM").

                                   WITNESSETH

     WHEREAS, the Trust and JNAM entered into a Transfer Agency Agreement (the "Agreement") dated January 31, 2001.

     WHEREAS, under the terms of the Agreement, JNAM renders certain transfer agency and other services to units of beneficial interest in separate funds ("Funds") of the Trust and the owners of record thereof.

     WHEREAS, the Funds in existence on the date of the Agreement ("Current Portfolios") are set forth in the Agreement.

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of eight new funds: 1) JNL/S&P 4 Fund; 2) JNL/S&P Dividend Income & Growth Fund; 3) JNL/S&P Intrinsic Value Fund; 4) JNL/S&P Competitive Advantage Fund; 5) JNL/S&P Total Yield Fund; 6) JNL/PAM China-India Fund; 7) JNL/PAM Asia ex-Japan Fund; and 8) JNL/Capital Guardian International Small Cap Fund.

     WHEREAS, in order to reflect the sub-adviser change from Wellington Management Company, LLP to Capital Guardian Trust Company for two funds: 1) JNL/Select Large Cap Growth Fund; and 2) JNL/Select Global Growth Fund.

     WHEREAS, in order to reflect the name change for the JNL/Select Large Cap Growth Fund to JNL/Capital Guardian U.S. Growth Equity Fund; and the JNL/Select Global Growth Fund to JNL/Capital Guardian Global Diversified Research Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Pyramis Global Advisors, LLC to Capital Guardian Trust Company for the JNL/FI Balanced Fund.

     WHEREAS, in order to reflect a name change for the JNL/FI Balanced Fund to JNL/Capital Guardian Global Balanced Fund.

     WHEREAS,  in order to  reflect a change  in  sub-adviser  from J.P.  Morgan
Investment  Management  Inc.  to  A  I  M  Capital  Management,   Inc.  for  the
JNL/JPMorgan International Equity Fund.

     WHEREAS,   in  order  to  reflect  a  name  change  for  the   JNL/JPMorgan
International Equity Fund to the JNL/AIM International Growth Fund.

     WHEREAS, in order to reflect a change in sub-adviser from Putnam Investment Management, LLC to PPM America, Inc. for the JNL/Putnam Equity Fund.

     WHEREAS, in order to reflect a name change for JNL/Putnam Equity Fund to JNL/PPM America Core Equity Fund.

     WHEREAS, in order to reflect the merger of the JNL/Putnam Midcap Growth Fund into the JNL/FI Mid-Cap Equity Fund, and a subsequent change in sub-adviser of the JNL/FI Mid-Cap Equity Fund from Pyramis Global Advisors, LLP to J.P. Morgan Investment Management, Inc.

     WHEREAS, in order to reflect a name change for the JNL/FI Mid-Cap Equity Fund to JNL/JPMorgan MidCap Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with Exhibit A dated December 3, 2007, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


     IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first above written.


ATTEST:                         JNL SERIES TRUST


______________________________  By: _________________________________
                                Name:    Susan S. Rhee
                                Title:   Vice President, Counsel, and Secretary


ATTEST:                         JACKSON NATIONAL ASSET MANAGEMENT, LLC


_____________________________   By: __________________________________
                                Name: Mark D. Nerud
                                Title: President

                                   SCHEDULE A
                                DECEMBER 3, 2007

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                                      FUNDS
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                        JNL/AIM International Growth Fund
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                          JNL/AIM Large Cap Growth Fund
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                            JNL/AIM Real Estate Fund
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                          JNL/AIM Small Cap Growth Fund
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                JNL/Capital Guardian International Small Cap Fund
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                  JNL/Capital Guardian U.S. Growth Equity Fund
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              JNL/Capital Guardian Global Diversified Research Fund
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                    JNL/Capital Guardian Global Balanced Fund
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                 JNL/Credit Suisse Global Natural Resources Fund
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                        JNL/Credit Suisse Long/Short Fund
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                           JNL/Eagle Core Equity Fund
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                         JNL/Eagle SmallCap Equity Fund
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                  JNL/Franklin Templeton Founding Strategy Fund
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                    JNL/Franklin Templeton Global Growth Fund
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                       JNL/Franklin Templeton Income Fund
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                    JNL/Franklin Templeton Mutual Shares Fund
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                   JNL/Franklin Templeton Small Cap Value Fund
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                      JNL/Goldman Sachs Core Plus Bond Fund
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                      JNL/Goldman Sachs Mid Cap Value Fund
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                   JNL/Goldman Sachs Short Duration Bond Fund
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                      JNL/JPMorgan International Value Fund
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                         JNL/JPMorgan MidCap Growth Fund
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                JNL/JPMorgan U.S. Government & Quality Bond Fund
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                        JNL/Lazard Emerging Markets Fund
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                         JNL/Lazard Small Cap Value Fund
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                          JNL/Lazard Mid Cap Value Fund
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                JNL/Mellon Capital Management S&P 500 Index Fund
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             JNL/Mellon Capital Management S&P 400 MidCap Index Fund
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               JNL/Mellon Capital Management Small Cap Index Fund
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             JNL/Mellon Capital Management International Index Fund
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                  JNL/Mellon Capital Management Bond Index Fund
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         JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
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                   JNL/Mellon Capital Management Index 5 Fund
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                   JNL/Mellon Capital Management 10 x 10 Fund
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                       JNL/Oppenheimer Global Growth Fund
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                           JNL/PAM Asia ex-Japan Fund
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                            JNL/PAM China-India Fund
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                           JNL/PIMCO Real Return Fund
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                        JNL/PIMCO Total Return Bond Fund
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                        JNL/PPM America Core Equity Fund
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                      JNL/PPM America High Yield Bond Fund
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                        JNL/PPM America Value Equity Fund
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                            JNL/Select Balanced Fund
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                          JNL/Select Money Market Fund
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                              JNL/Select Value Fund
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                              JNL/Select Value Fund
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                    JNL/T. Rowe Price Established Growth Fund
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                      JNL/T. Rowe Price Mid-Cap Growth Fund
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                          JNL/T. Rowe Price Value Fund
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                           JNL/S&P Managed Growth Fund
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                        JNL/S&P Managed Conservative Fund
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                      JNL/S&P Managed Moderate Growth Fund
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                          JNL/S&P Managed Moderate Fund
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                     JNL/S&P Managed Aggressive Growth Fund
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                         JNL/S&P Retirement Income Fund
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                          JNL/S&P Retirement 2015 Fund
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                          JNL/S&P Retirement 2020 Fund
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                          JNL/S&P Retirement 2025 Fund
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                    JNL/S&P Moderate Retirement Strategy Fund
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                JNL/S&P Moderate Growth Retirement Strategy Fund
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                     JNL/S&P Growth Retirement Strategy Fund
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                        JNL/S&P Disciplined Moderate Fund
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                    JNL/S&P Disciplined Moderate Growth Fund
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                         JNL/S&P Disciplined Growth Fund
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                       JNL/S&P Competitive Advantage Fund
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                      JNL/S&P Dividend Income & Growth Fund
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                          JNL/S&P Intrinsic Value Fund
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                            JNL/S&P Total Yield Fund
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                                 JNL/S&P 4 Fund
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